UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2016

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On February 24, 2016, the Board of Directors of Christopher & Banks Corporation (the “Company”) amended Section 8 of Article II of the Company’s amended and restated By-Laws.   The following sets forth a summary of the amendments, which does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s First Amendment (the “First Amendment”) to the Seventh Amended and Restated By-Laws (the “Amended By-Laws”) filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Special Meetings

The First Amendment to the Amended By-Laws reduced from 48 to 24 hours the notice required to call a Special Meeting of the Board of Directors through (i) the delivery of written notice to the director’s last known business or home address or (ii) by delivering an electronic transmission to the director’s last known facsimile number or email address.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	3.1	First Amendment to Seventh Amended and Restated By-Laws of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: February 29, 2016	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 24, 2016	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

3.1	First Amendment to Seventh Amended and Restated By-Laws of Christopher & Banks
Corporation.